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                                  EXHIBIT 10.63

                               First Amendment to

                           Purchase and Sale Agreement

                             dated December 30, 2003

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                                 FIRST AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                December 30, 2003

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                                 FIRST AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of December 30, 2003 (the "Effective Date"), by and among
(i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management - Carrington Pointe, L.L.C., a Delaware limited liability company, (4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company, (5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company,
(9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company,
(10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company, (13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into Purchase and Sale Agreement, dated as of December 19, 2003 (the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, the Sellers and Purchaser wish to extend the Due Diligence Period as defined and as set forth in the Original Agreement through 5 p.m. EST on December 31, 2003.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth on the Original Agreement.

SECTION 2. AMENDMENTS.

         2.1 Amendments to the Definition of Due Diligence Period. The definition of Due Diligence Period in Section 1 of the Original Agreement is hereby amended by deleting the

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definition as set for in the Original Agreement and in lieu, in place and instead thereof is inserted the following:

                  "Due Diligence Period" shall mean the period commencing on the Due Diligence Commencement Date and ending at 5 p.m. EST on December 31, 2003.

         2.2 Counterparts, Facsimile Signatures, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures on this Amendment shall be deemed to be original signatures for all purposes, including for purposes of determining enforceability. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         2.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [Signature pages follow]

                                       -2-

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         IN WITNESS WHEREOF, the parties have caused this First Amendment to
Purchase and Sale Agreement to be executed as a sealed instrument as of the Effective Date.

                           SELLERS:

                           THE PARK AT RIVERCHASE (AL):

                           RIVERCHASE ASSISTED LIVING, LTD.,
                           a Texas limited partnership

                           By: WXI/Senior Lifestyle Riverchase Gen-Par, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                               By: Integrated Living Communities, L.L.C.,
                                   a Delaware limited liability company,
                                   its Sole Member

                                  By: /s/ Jon A. DeLuca
                                      -----------------------------------
                                      Jon A. DeLuca
                                      Vice President and
                                      Chief Financial Officer

                           THE HERITAGE PALMERAS (AZ):

                           SENIOR LIFESTYLE HERITAGE, L.L.C.,
                           a Delaware limited liability company

                           By: WHSLA Real Estate Limited Partnership,
                               a Delaware limited partnership,
                               its Sole Member

                               By: WHSLA Gen-Par, Inc.,
                                   a Delaware corporation,
                                   its General Partner

                                   By: /s/ Jon A. DeLuca
                                       -----------------------------------
                                       Jon A. DeLuca
                                       Vice President and
                                       Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-1

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                           CARRINGTON POINTE AND CHERRY HILLS CLUB (CA):

                           INTEGRATED MANAGEMENT - CARRINGTON POINTE, L.L.C., a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           HERON'S RUN (FL):

                           INTEGRATED LIVING COMMUNITIES OF WEST
                           PALM BEACH, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-2

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                           NEWPORT PLACE AND THE POINTE AT NEWPORT PLACE (FL):

                           SENIOR LIFESTYLE NEWPORT LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC Newport, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           PINECREST PLACE (FL):

                           SENIOR LIFESTYLE PINECREST LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC Pinecrest, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-3

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                           PROSPERITY OAKS (FL):

                           SENIOR LIFESTYLE PROSPERITY LIMITED PARTNERSHIP, a Delaware limited partnership

                           By: Prosperity Gen-Par, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           WATERSIDE RETIREMENT ESTATES (FL):

                           INTEGRATED LIVING COMMUNITIES OF
                           SARASOTA, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-4

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                           THE PARK AT OLYMPIA FIELDS (IL):
                           OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                           a Delaware limited liability company

                           By: WHSLC Realty, L.L.C.,
                               a Delaware limited liability company

                               By: WHSLH Realty, L.L.C.,
                                   a Delaware limited liability company,
                                   its member

                                   By: /s/ Jon A. DeLuca
                                       -----------------------------------
                                       Jon A. DeLuca
                                       Vice President and
                                       Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-5

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                           EAST BAY MANOR (RI):

                           SENIOR LIFESTYLE EAST BAY LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC East Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           EMERALD BAY MANOR (RI):

                           SENIOR LIFESTYLE EMERALD BAY LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC Emerald Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           GREENWICH BAY MANOR (RI):

                           GREENWICH BAY, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               ----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-6

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                           NORTH BAY MANOR (RI)

                           SENIOR LIFESTYLE NORTH BAY LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC North Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           SAKONNET BAY MANOR (RI):

                           SENIOR LIFESTYLE SAKONNET BAY LIMITED
                           PARTNERSHIP,
                           a Delaware limited partnership

                           By: SLC Sakonnet Bay, Inc.,
                               a Delaware corporation,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           SOUTH BAY MANOR (RI):

                           SOUTH BAY MANOR, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-7

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                           WEST BAY MANOR (RI):

                           WEST BAY MANOR, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

                           TREEMONT RETIREMENT COMMUNITY (TX):

                           INTEGRATED LIVING COMMUNITIES OF DALLAS, L.P., a Delaware limited partnership

                           By: Integrated Living Communities of Dallas
                               Gen-Par, L.L.C.,
                               a Delaware limited liability company,
                               its General Partner

                               By: /s/ Jon A. DeLuca
                                   -----------------------------------
                                   Jon A. DeLuca
                                   Vice President and
                                   Chief Financial Officer

                           CHERRY HILLS CLUB, L.L.C.,
                           a Delaware limited liability company

                           By: /s/ Jon A. DeLuca
                               -----------------------------------
                               Jon A. DeLuca
                               Vice President and
                               Chief Financial Officer

              [SIGNATURES FOR PURCHASE AND SALE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                       S-8

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                           PURCHASER:

                           CNL RETIREMENT CORP., A FLORIDA CORPORATION

                           By: /s/ Marcel Verbaas
                               --------------------------------------
                               Marcel Verbaas
                               Chief Investment Officer

                                       S-9